                       PREFERRED STOCK PURCHASE AGREEMENT

                                      among

                        ALLIANCE DATA SYSTEMS CORPORATION

                                       and

                             THE SEVERAL PURCHASERS
                           NAMED IN SCHEDULE I HERETO




                            Dated as of July 12, 1999

                                TABLE OF CONTENTS

                                                                                                               Page

I.       PURCHASE AND SALE OF THE PREFERRED SHARES..............................................................2

         SECTION 1.01             Issuance, Sale and Delivery of the Preferred Shares...........................2
         SECTION 1.02             Closing Date..................................................................2

II.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................................2

         SECTION 2.01             Organization, Qualifications and Corporate Power..............................2
         SECTION 2.02             Authorization of Agreements, Etc..............................................3
         SECTION 2.03             Validity......................................................................4
         SECTION 2.04             Capital Stock; Subsidiaries and Investments...................................4
         SECTION 2.05             Financial Statements; Absence of Undisclosed
                                  Liabilities; No Material Adverse Change.......................................5
         SECTION 2.06             Governmental Approvals........................................................6
         SECTION 2.07             Third Party Approvals; Consents...............................................6
         SECTION 2.08             Litigation, Etc...............................................................6
         SECTION 2.09             Compliance with Laws..........................................................6

III.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.......................................................6

         SECTION 3.01             Authorization.................................................................6
         SECTION 3.02             Validity......................................................................7
         SECTION 3.03             Investment Representations....................................................7

IV.      CONDITIONS PRECEDENT...................................................................................8

         SECTION 4.01             Conditions Precedent to the Obligations of the Purchasers.....................8
         SECTION 4.02             Conditions Precedent to the Obligations of the Company.......................10

V.       MISCELLANEOUS.........................................................................................10

         SECTION 5.01             Survival of Agreements.......................................................10
         SECTION 5.02             Brokerage....................................................................10
         SECTION 5.03             Parties in Interest..........................................................10
         SECTION 5.04             Notices......................................................................11
         SECTION 5.05             Law Governing................................................................11
         SECTION 5.06             Entire Agreement; Modifications..............................................11
         SECTION 5.07             Counterparts.................................................................11


                         INDEX TO EXHIBITS AND SCHEDULES


EXHIBIT                           DESCRIPTION

  A                      Form of Restated Certificate of
                         Incorporation of the Company

  B                      Form of Shareholders Agreement Amendment


SCHEDULE                          DESCRIPTION

I                        Purchasers/Purchase Price of Preferred Shares



     PREFERRED STOCK PURCHASE AGREEMENT (this "AGREEMENT"), dated as of July 12, 1999, among ALLIANCE DATA SERVICES CORPORATION, a Delaware corporation (the "COMPANY"), and the several purchasers named in Schedule I hereto (each hereinafter referred to individually as a "PURCHASER", and collectively, as the "PURCHASERS").

     WHEREAS, the Company is party to a Stock Purchase Agreement (the "ACQUISITION AGREEMENT"), dated as of June 8, 1999, among the Company, SPS Payment Systems, Inc., a Delaware corporation (the "Seller"), SPS Commercial Services, Inc., a Delaware corporation and wholly-owned subsidiary of the Seller ("COMMERCIAL SERVICES"), and ADS Network Services, Inc., a Delaware corporation and wholly-owned subsidiary of the Seller (together with Commercial Services, the "SELLER SUBSIDIARIES"), pursuant to which the Company has agreed to acquire (the "ACQUISITION") from the Seller all of the issued and outstanding shares of capital stock of each of the Seller Subsidiaries;

     WHEREAS, subject to the terms and conditions set forth herein, in order to finance, in part, the Acquisition, the Company wishes to issue, sell and deliver to the Purchasers on the Closing Date (as defined in Section 1.02) an aggregate 120,000 shares (the "PREFERRED SHARES") of its Series A Cumulative Convertible Preferred Stock, $0.01 par value ("SERIES A PREFERRED STOCK"), which Preferred Shares shall initially be convertible into 80,000,000 shares of Common Stock, par value $.01 per share, of the Company ("COMMON STOCK"), and the Purchasers, severally, wish to purchase the Preferred Shares;

     WHEREAS, in connection with the sale of the Preferred Shares pursuant to this Agreement, the Company desires to amend and restate its Certificate of Incorporation by filing a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware substantially in the form of Exhibit A hereto (the "RESTATED CERTIFICATE OF INCORPORATION") in order to
(i) authorize the issuance of up to 120,000 shares of Series A Preferred Stock and (ii) increase the number of authorized shares of Common Stock to 600,000,000 shares;

     WHEREAS, certain of the Purchasers are party to an Amended and Restated Stockholders Agreement, dated as of August 30, 1996 and amended as of July 24, 1998 and further amended as of August 31, 1998 (as so amended, the "EXISTING STOCKHOLDERS AGREEMENT"), among the Company (which is known in the Existing Stockholders Agreement by its former name, "World Financial Network Holding Corporation"), Limited Commerce Corp., a Delaware corporation, WCAS Capital Partners II, L.P., a Delaware limited partnership, Welsh, Carson, Anderson & Stowe VI, L.P., a Delaware limited partnership, Welsh, Carson, Anderson & Stowe VII, L.P., a Delaware limited partnership, Welsh, Carson, Anderson & Stowe VIII, L.P., a Delaware limited partnership, WCAS Information Partners, L.P., a Delaware limited partnership, and the several other investors signatory thereto; and

     WHEREAS, the parties to this Agreement wish to further amend (such amendment, the "STOCKHOLDERS AGREEMENT AMENDMENT") the Existing Stockholders Agreement to set forth certain restrictions upon the transfer of the Preferred Shares, include the Common Stock issuable upon conversion of the Preferred Shares in such agreement and join each of the Purchasers who are not already party to such agreement as parties thereto (as so amended, the STOCKHOLDERS AGREEMENT").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

                    PURCHASE AND SALE OF THE PREFERRED SHARES

     SECTION 1.01 ISSUANCE, SALE AND DELIVERY OF THE PREFERRED SHARES.

     (a) Subject to the terms and conditions set forth herein, on the Closing Date the Company shall issue, sell and deliver to each Purchaser, and each Purchaser, acting severally and not jointly, shall purchase from the Company, the number of Preferred Shares set forth opposite the name of such Purchaser on Schedule I hereto under the caption "Preferred Shares". On the Closing Date, the Company shall issue certificates in definitive form, registered in the name of each such Purchaser, evidencing the Preferred Shares being purchased by him, her or it hereunder.

     (b) As payment in full for the Preferred Shares being purchased by him, her or it hereunder, and against delivery thereof as aforesaid, on the Closing Date, each Purchaser, acting severally and not jointly, shall pay to the Company, by wire transfer of immediately available funds to an account designated by the Company, the amount set forth opposite the name of each such Purchaser on Schedule I hereto under the caption "Purchase Price of Preferred Shares".

     SECTION 1.02 CLOSING DATE. The closing of the sale and purchase of the Preferred Shares contemplated by Section 1.01 shall take place at the offices of Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111, as soon as practicable (but in no event later than October 15, 1999) after the satisfaction or waiver of each of the conditions to the obligations of the parties set forth in Sections 4.01 and 4.02 hereof, or at such other date and time as may be mutually agreed upon among the Purchasers and the Company (such date and time of the closing being herein called the "CLOSING DATE").

                                   ARTICLE II.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each Purchaser as follows:

     SECTION 2.01 ORGANIZATION, QUALIFICATIONS AND CORPORATE POWER. The Company and each of its Subsidiaries (as hereinafter defined) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority and all material licenses, permits and authorizations necessary to own, lease and/or operate its properties and assets and to carry on its businesses as now being conducted, and is duly qualified and is in good standing as a foreign corporation, and authorized to do business in all jurisdictions in which the conduct of its business or the ownership or operation of its properties or assets makes such qualification or authorization necessary and in which the failure to be so qualified would have a material adverse effect on the business, properties, assets, liabilities, results of operations, prospects or financial condition of the Company or such Subsidiary. The Company has the corporate power and authority to execute and deliver this Agreement and the Stockholders Agreement Amendment, to perform the transactions contemplated by this Agreement and the Stockholders Agreement, and, upon the filing of the Restated Certificate of Incorporation, to issue, sell and deliver the Preferred Shares and the shares of Common Stock from time to time issuable upon conversion of the Preferred Shares ("CONVERSION SHARES"). For purposes of this Agreement, the term "SUBSIDIARY", when used with respect to the Company, shall mean any corporation or other business entity or association, a majority of whose outstanding securities having the right generally to vote for the election of directors or otherwise direct the actions of such entity or association is at the time owned, directly or indirectly, by the Company and/or one or more other Subsidiaries of the Company.

     SECTION 2.02 AUTHORIZATION OF AGREEMENTS, ETC.

     (a) Except as described in Schedule 2.02(a) hereto, each of (i) the execution and delivery by the Company of this Agreement and the Stockholders Agreement Amendment and the performance by the Company of its obligations hereunder and under the Stockholders Agreement, (ii) the issuance and sale by the Company of the Preferred Shares and the issuance by the Company of the Conversion Shares upon the conversion of the Preferred Shares and (iii) the filing of the Restated Certificate of Incorporation have been duly authorized by all requisite corporate action and will not (A) violate (x) any provision of law, any order of any court or other agency of government, (y) the Certificate of Incorporation or By-laws of the Company or the Certificate or Articles of Incorporation, By-laws and/or other organizational documents of any Subsidiary, or (z) any provision of any material indenture, note, agreement or other instrument to which the Company or any of its Subsidiaries or any of their respective properties or assets is bound, or (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material indenture, note, agreement or other instrument to which the Company or any of its Subsidiaries or any of their respective properties or assets is bound, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever (a "LIEN") upon any of the properties or assets of the Company or any of its Subsidiaries.

     (b) The issuance of the Preferred Shares has been duly authorized by the Company and, when sold and paid for in accordance with this Agreement, the Preferred Shares will be validly issued, fully paid and nonassessable. The Conversion Shares have been duly reserved for issuance upon conversion of the Preferred Shares, and will be validly issued and outstanding, fully paid and nonassessable shares of Common Stock when issued in accordance with this Agreement and the Restated Certificate of Incorporation. The issuance, sale and delivery of the Preferred Shares to the Purchasers hereunder is not, and the issuance, sale and delivery of the Conversion Shares to the Purchasers upon conversion of the Preferred Shares will not be, subject to any preemptive rights of stockholders of the Company or to any right of first refusal, right of first offer or other similar right (contractual or otherwise) in favor of any person (other than preemptive rights of stockholders party to the Existing Shareholders Agreement, as to which waivers will have been obtained on or prior to the Closing Date).

     SECTION 2.03 VALIDITY. This Agreement has been, and the Stockholders Agreement Amendment will be, duly executed and delivered by the Company and this Agreement constitutes, and the Stockholders Agreement will constitute, when executed and delivered by the Company as provided in this Agreement, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equitable principles.

     SECTION 2.04 CAPITAL STOCK; SUBSIDIARIES AND INVESTMENTS.

     (a) As of the date hereof, the authorized capital stock of the Company consists of 450,000,000 shares of Common Stock, of which 427,431,940 shares are issued and outstanding, fully paid and non-assessable, and no other shares of capital stock have ever been issued. On the Closing Date, after the filing of the Restated Certificate of Incorporation, the authorized capital stock of the Company will consist of 600,000,000 shares of Common stock and 120,000 shares of Series A Preferred Stock. Schedule 2.04(a) sets forth a complete and accurate list of all of the record owners of capital stock of the Company and also reflects the fully-diluted Common Stock ownership of the Company. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive rights of stockholder of the Company or any right of first refusal or right of first offer or similar right in favor of any person and, except as contained in the Existing Shareholders
Agreement, no such rights exist. The number of shares of Common Stock issuable upon conversion of all outstanding securities of the Company convertible into Common Stock, and the number of shares of Common Stock issuable upon exercise of outstanding warrants and options to purchase Common Stock will not be affected by the transactions contemplated by this Agreement.

     (b) Except as set forth on Schedule 2.04(b), neither the Company nor any of its Subsidiaries holds of record or beneficially, or has any right or obligation to acquire, directly or indirectly, (i) any shares of outstanding capital stock or securities convertible into or exchangeable for capital stock of any other corporation or entity or (ii) any participating interest in any partnership, joint venture or other non-corporate business enterprise. The total authorized capital stock and par value of each of the Company's Subsidiaries and the total issued and outstanding shares of capital stock of each of such Subsidiary is set forth on Schedule 2.04(b). All of the issued and outstanding shares of the capital stock of each of the Company's Subsidiaries are duly and validly issued, fully paid and nonassessable and are owned of record and beneficially by the Company, and except as set forth on Schedule 2.04(b) no such shares are subject to any Liens.

     (c) Other than as set forth in Schedule 2.04(c), (i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company or any of its Subsidiaries is authorized or outstanding and (ii) there is not any commitment of the Company or any of its Subsidiaries to issue any shares, warrants, options or other such rights or to distribute to holders of any class of such entity's capital stock any evidences of indebtedness or assets. Neither the Company nor any of its Subsidiaries has any obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. To the best of the Company's knowledge, other than as set forth on Schedule 2.04(c), there are no stockholders agreements, registration rights agreements or other agreements (whether or not the Company is a party thereto) relating to the voting or transfer of the Company's securities.

     SECTION 2.05 FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED LIABILITIES; NO MATERIAL ADVERSE CHANGE.

     (a) The Company has delivered to the Purchasers true and complete copies of the audited consolidated balance sheets of the Company as of December 31, 1998 and January 31, 1998 and the related statements of operations, changes in stockholders' equity and cash flows for the eleven months ended December 31, 1998 and the year ended January 31, 1998, each certified by Deloitte & Touche, LLP, the independent public accountants of the Company. Such financial statements and the related notes thereto are in accordance with the books and records of the Company and its Subsidiaries, and present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries, as of such dates and the consolidated results of their operations for the respective periods then ended in accordance with generally accepted accounting principles, consistently applied.

     (b) Except as set forth in Schedule 2.05(b) hereto, as of the date hereof Closing Date neither the Company nor any of its Subsidiaries has any material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise to the Company or any Subsidiary, whether due or to become due and regardless of when asserted) other than: (i) liabilities set forth or reflected on the audited balance sheet as of December 31, 1998 (or the related notes thereto) referred to in (a) above and (ii) liabilities and obligations which have arisen December 31, 1998 in the ordinary course of business and consistent with past practice (none of which is a liability arising from breach of contract, breach of warranty, tort, infringement or lawsuit).

     (c) There has been no material adverse change in the business, properties, assets, liabilities, results of operations, prospects or financial condition of the Company and its Subsidiaries, taken as a whole, since December 31, 1998.

     SECTION 2.06 GOVERNMENTAL APPROVALS. Other than filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the filing of the Restated Certificate of Incorporation with the Secretary of State of Delaware, and subject to the accuracy of the representations and warranties of the Purchasers set forth in Article IV hereof, no registration or filing with, or consent or approval of, or other action by, any federal, state, foreign or other governmental agency or instrumentality is or will be necessary for the valid execution and delivery of this Agreement or the Stockholders Agreement Amendment or the performance of this Agreement or the Stockholders Agreement or the issuance, sale and delivery of the Preferred Shares or the Conversion Shares.

     SECTION 2.07 THIRD PARTY APPROVALS; CONSENTS. Except as set forth on
Schedule 2.07 hereto, no permit, consent, approval, authorization of, declaration to or filing with, any third party is required in connection with the execution and delivery of this Agreement or the Stockholders Agreement Amendment or the performance of this Agreement or the Stockholders Agreement or the filing of the Restated Certificate of Incorporation or the issuance of the Preferred Shares and/or the Conversion Shares.

     SECTION 2.08 LITIGATION, ETC. Except as set forth on Schedule 2.08 hereto, there are no actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality which (i) if adversely determined, could reasonably be expected to have a material adverse affect on the business, properties, assets, liabilities, results of operations, prospects or condition (financial or other) of the Company and its Subsidiaries, taken as a whole or (ii) which seek to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Neither the Company nor any of its Subsidiaries is subject to any judgment, order or decree of any court or other (foreign or domestic) governmental agency.

     SECTION 2.09 COMPLIANCE WITH LAWS. Neither the Company nor any of its Subsidiaries has violated any law or any governmental regulation or requirement which violation would reasonably be expected to have a Material Adverse Effect, and the Company has not received notice of any such violation.

                                  ARTICLE III.

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

     SECTION 3.01 AUTHORIZATION. The execution, delivery and performance by such Purchaser of this Agreement and the Stockholders Agreement Amendment and the purchase and receipt of the Preferred Shares being purchased by such Purchaser, have been duly authorized by all requisite action on the part of such Purchaser, and will not violate any provision of law, any order of any court or other agency of government applicable to such Purchaser, the governing instrument of such Purchaser, or any provision of any material indenture, agreement or other instrument by which such Purchaser or any of such Purchaser's properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such material indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Purchaser.

     SECTION 3.02 VALIDITY. This Agreement and the Stockholders Agreement Amendment have been duly executed and delivered by such Purchaser and this Agreement and the Stockholders Agreement each constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

     SECTION 3.03 INVESTMENT REPRESENTATIONS. Such Purchaser is acquiring the Preferred Shares being purchased by him, her or it hereunder for his, her or its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Such Purchaser further represents that he, she or it understands that (i) the Preferred Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, (ii) the Preferred Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Preferred Shares will bear a legend to such effect, and (iv) the Company will make a notation on its transfer books to such effect. Such Purchaser further understands the exemption from registration afforded by Rule 144 under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis of sales of the Preferred Shares only in limited amounts under certain conditions.

     Such Purchaser further represents and warrants to the Company that he, she or it has had full opportunity to have access to and to examine the facilities, personnel and records of the Company, that he, she or it is capable of evaluating independently the prospects of the Company and has made such an evaluation in connection with his, her or its investment in the Preferred Shares being purchased by such Purchaser and had adequate financial means to bear the risk of his, her or its investment in the Company.

                                   ARTICLE IV.

                              CONDITIONS PRECEDENT

     SECTION 4.01 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASERS. The obligations of each Purchaser hereunder are, at his, her or its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

     (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date, and the Company shall have certified to such effect to the Purchasers in writing.

     (b) PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or on the Closing Date, and the Company shall have certified to such effect to the Purchasers in writing.

     (c) ALL PROCEEDINGS TO BE SATISFACTORY; WAIVERS AND CONSENTS. All corporate and other proceedings to be taken by the Company, and all waivers and consents to be obtained by the Company in connection with the transactions contemplated hereby (I.E., waivers and consents in respect of all agreements listed on Schedule 2.07), shall have been taken or obtained by the Company and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers and their counsel.

     (d) CONSUMMATION OF TRANSACTIONS. On the Closing Date, (i) each of the other Purchasers and the Company shall have consummated the transactions contemplated hereby with respect to such parties and (ii) each of the conditions precedent to the Company's obligations under the Acquisition Agreement shall have been satisfied and not waived (unless waived with the consent of the Purchasers), and the Company shall have certified to such effect to the Purchasers in writing (it being understood and agreed that simultaneously with the closing of the transactions contemplated by this Agreement, the Company shall consummate the Acquisition in accordance with the material terms set forth in the Acquisition Documents (as hereinafter defined).

     (e) AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION OF THE COMPANY. On or prior to the Closing Date, the Restated Certificate of Incorporation shall have been duly approved by the shareholders and Board of Directors of the Company and duly filed with the Secretary of State of the State of Delaware and the Purchasers and their counsel shall have received evidence of such filing which is reasonably satisfactory to them.

     (f) STOCKHOLDERS AGREEMENT AMENDMENT. On the Closing Date, the Company and each of the other parties thereto (other than the Purchasers) shall have executed and delivered the Stockholders Agreement Amendment.

     (g) SUPPORTING DOCUMENTS. On or prior to the Closing Date, the Purchasers shall have received copies of the following supporting documents:

     (i) (1) copies of the Certificate of Incorporation of the Company and all amendments thereto, certified as of a recent date by the Secretary of State of the State of Delaware and
          (2) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with said Secretary;

     (ii) a certificate of the Secretary of the Company dated the Closing Date and certifying: (1) that attached thereto is a true and complete copy of the Bylaws of the Company as in effect on the date of such certification; (2) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the Shareholders Agreement Amendment, the performance of this Agreement and the Shareholders Agreement, the filing of the Restated Certificate of Incorporation, the issuance of the Preferred Shares and the Conversion Shares and the reservation of shares of Common Stock for issuance upon conversion of the Preferred Shares, and that all such resolutions are still in full force and effect and are all the resolutions adopted by the Board of Directors of the Company in connection with the transactions contemplated by this Agreement; (3) that attached thereto is a true and complete copy of resolutions adopted by the shareholders of the Company authorizing the filing of the Restated Certificate of Incorporation and that all such resolutions are still in full force and effect and are all the shareholder resolutions adopted in connection with the transactions contemplated by this Agreement; (4) that, except for the filing of the Restated Certificate of Incorporation, the Certificate of Incorporation of the Buyer has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause
          (i)(2) above; (5) attached thereto is a true and correct copy of the Acquisition Agreement together with all exhibits, annexes, schedules and other material documents executed or delivered in connection with the Acquisition (collectively, the "ACQUISITION DOCUMENTS") and (5) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Shareholders Agreement Amendment and/or any certificate or instrument furnished pursuant hereto;

     (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers or their counsel may reasonably request.

     All such supporting documents shall be satisfactory in form and substance to the Purchasers and their counsel.

     SECTION 4.02 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company hereunder are, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

     (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of each Purchaser contained in this Agreement shall be true and correct in all material respects on the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

     (b) PERFORMANCE. Each Purchaser shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by him, her or it prior to or on the Closing Date.

     (c) SHAREHOLDER CONSENT. The requisite percentage of shareholders of the Company shall have approved the filing of the Restated Certificate of Incorporation.

                                   ARTICLE V.

                                 MISCELLANEOUS

     SECTION 5.01 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance of the Preferred Shares pursuant hereto, and all statements contained in any certificate or other instrument delivered by the Company hereunder shall be deemed to constitute representations and warranties made by the Company.

     SECTION 5.02 BROKERAGE. Each party hereto shall indemnify and hold harmless the other against and or in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     SECTION 5.03 PARTIES IN INTEREST. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     SECTION 5.04 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid,

     if to the Company, to it at:

                  17655 Waterview Parkway
                  Dallas, Texas 75252
                  Attention: General Counsel

     if to any Purchaser to him, her or it at:

                  c/o Welsh, Carson, Anderson & Stowe
                  320 Park Avenue
                  Suite 2500
                  New York, New York 10022-6815

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto.

     SECTION 5.05 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     SECTION 5.06 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing.

     SECTION 5.07 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [signature pages follow]

     IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.

                                        ALLIANCE DATA SYSTEMS CORPORATION


                                        By /s/ Michael Beltz
                                          --------------------------------
                                        Name: Michael Beltz
                                        Title: EVP


                                        WELSH, CARSON, ANDERSON
                                        & STOWE VIII, L.P.


                                        By:      WCAS VIII Associates, LLC,
                                                 its General Partner


                                        By
                                          --------------------------------
                                        Name:
                                        Title: Managing Member


                                        WCAS INFORMATION PARTNERS, L.P.


                                        By:      WCAS Info Partners,
                                                 its General Partner


                                        By
                                          --------------------------------
                                        Name:
                                        Title: General Partner

     IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.

                                        ALLIANCE DATA SYSTEMS CORPORATION


                                        By
                                          --------------------------------
                                        Name:
                                        Title:


                                        WELSH, CARSON, ANDERSON
                                        & STOWE VIII, L.P.


                                        By:      WCAS VIII Associates, LLC,
                                                 its General Partner


                                        By /s/ Robert A. Minicucci
                                          --------------------------------
                                        Name: Robert A. Minicucci
                                        Title: Managing Member


                                        WCAS INFORMATION PARTNERS, L.P.


                                        By:      WCAS Info Partners,
                                                 its General Partner


                                        By /s/ Thomas E. McInerney
                                          --------------------------------
                                        Name: Thomas E. McInerney
                                        Title: General Partner

                                        Patrick J. Welsh
                                        Russell L. Carson
                                        Bruce K. Anderson
                                        Richard H. Stowe
                                        Andrew M. Paul
                                        Thomas E. McInerney
                                        James B. Hoover
                                        Laura M. VanBuren
                                        Robert A. Minicucci
                                        Anthony J. de Nicola
                                        Paul B. Queally
                                        Lawrence B. Sorrel
                                        Priscilla A. Newman
                                        Rudolph E. Rupert
                                        D. Scott Mackesy



                                        By /s/ Laura M. VanBuren
                                          --------------------------------
                                        Laura M. VanBuren
                                        Individually and as Attorney-in-Fact



                                        /s/ Kenneth Melkis
                                        ----------------------------------
                                        Kenneth Melkis

                                        /s/ David F. Bellet
                                        ----------------------------------
                                        David F. Bellet

                                        /s/ John Almeida
                                        ----------------------------------
                                        John Almeida

                                        /s/ Sean Traynor
                                        ----------------------------------
                                        Sean Traynor

                                        /s/ Jonathan M. Rather
                                        ----------------------------------
                                        Jonathan M. Rather

                                                                      SCHEDULE I

                 PURCHASERS / PURCHASE PRICE OF PREFERRED SHARES



PURCHASER                                                       PREFERRED SHARES            PURCHASE PRICE
                                                                                       OF PREFERRED SHARES
Welsh, Carson, Anderson                                                  113,886              $113,886,000
  & Stowe VIII, L.P.

WCAS Information Partners, L.P.                                              420                  $420,000

Patrick J. Welsh                                                       1,182.022                $1,182,022

Russell L. Carson                                                      1,052.312                $1,052,312

Bruce K. Anderson                                                      1,308.696                $1,308,696

Richard H. Stowe                                                         322.658                  $322,658

Andrew M. Paul                                                           298.299                  $298,299

Thomas E. McInerney                                                      518.824                  $518,824

Laura M. VanBuren                                                         20.560                   $20,560

James B. Hoover                                                           35.435                   $35,435

Robert A. Minicucci                                                      433.283                  $433,283

Anthony J. de Nicola                                                     124.932                  $124,932

Paul B. Queally                                                           79.080                   $79,080

Lawrence B. Sorrel                                                        56.915                   $56,915

Priscilla A. Newman                                                       11.383                   $11,383

Rudolph E. Rupert                                                         56.915                   $56,915

D. Scott Mackesy                                                          14.229                   $14,299


Kenneth Melkis                                                           100.000                  $100,000

David F. Bellet                                                           28.457                   $28,457

Sean Traynor                                                              10.000                   $10,000

John Almedia                                                              20.000                   $20,000

Jonathan M. Rather                                                        20.000                   $20,000
                                                                          ------                   -------

Totals:                                                                  120,000              $120,000,000


                                                 SCHEDULE 2.02(a)

                                             AUTHORIZATION AGREEMENTS

None

                                                 SCHEDULE 2.04(a)


ALLIANCE DATA SYSTEMS CORPORATION REVISED 7/12/99                                                                    STOCK LEDGER

SHAREHOLDER              ISSUE DATE          # of SHARES                TOTAL SHARES        % of FULLY DILUTED       % OF OWNERSHIP
                                                                                            COMMON SHARES            ISSUED SHARES
Limited Commerce             8/29/98         110,000,000
Corp                         8/30/98          21,788,572
                             8/31/98             181,818
                                                                      131,970,390               29.3437842           30.57518214

WCAS VII L.P.                8/29/98         110,115,170
                             8/30/98    (48,828,370 - 21,788,572)=
                                              29,297,022
                             7/24/96          21,889,833              161,302,025              35.88571056           37.73747582

WCAS VIII L.P.               7/24/96          84,454,546               84,454,546              14.33155036           15.07948751

WCAS Information   8/29/96 & 8/30/96             622,110
Partners LP                  7/24/96             364,007                  986,117               0.21926437           0.230707373

Patrick J. Welsh            11/15/90           1,000,010
                             8/30/96            -100,000
                             8/30/96            -100,000
                             8/30/96            -100,000
                             8/30/96             183,240
                             7/24/95             862,667                1,745,917              0.388295867           0.405466667

Carol Ann Welsh FBO
Eric Welsh U/A dtd
11/26/84                     8/30/96              100,000
                                                                          100,000              0.022235127          0.023395538

Carol Ann Welsh FBO
Randall Welsh U/A dtd
11/26/84                     8/30/96              100,000
                                                                          100,000              0.022235127          0.023395538

Carol Ann Welsh FBO
Jennifer Welsh U/A dtd
11/26/84                     8/30/96              100,000
                                                                          100,000              0.022235127          0.023395538

Russell L. Carson            8/29/96              849,970
                             8/30/96              140,484
                             7/24/96              830,717               1,821,171               0.40483969          0.426072745

Bruce K. Anderson            8/29/96            1,000,010
                             8/30/96              305,400
                             8/29/97              -45,000
                             7/24/96              953,948               2,214,358               0.49236532          0.518080957

Richard H. Stowe             8/29/96              399,960
                             8/30/96               91,620
                             7/24/96               68,450                 560,030              0.124523363          0.131022028

Andrew M. Paul               8/29/96              199,950
                             8/30/96               81,080
                             7/24/96              277,458                 538,518              0.119740163          0.125859181

Thomas E. McInerney          8/29/96              399,960
                             8/30/96               91,620
                             7/24/96              432,096                 823,678              0.205360534        0.2160XXXXX85

Laura Van Buren              8/29/96               20,020
                             8/30/96                6,108
                             7/24/96                9,108                  35,234              0.007834325          0.006243164

James B. Hoover              8/29/96               40,040
                             8/30/96               12,216
                             7/24/96                9,130                  61,386              0.013649256          0.014361585

Robert A. Miniccuci          8/29/96              350,020
                             8/30/96               51,080
                             7/24/98              318,367                 729,467              0.162197916          0.170662726

Anthony J. de Nicola         8/29/98              124,960
                             8/30/98               24,432
                             7/24/98               63,705                 213,097              0.047362388          0.049655189

Welsh Carson Anderson &
Stowe VI L.P.                8/29/96           49,999,950
                                                                       49,999,950              11.11755253          11.69775707

WCAS Capital Partners
II LP                        8/29/96            2,142,857
                                                  272,727               2,415,584              0.537108177           0.58568882

WCAS Capital Partners
II LP                        9/15/96            5,900,000
                                                                        5,900,000              1.31187251            1.360338715

Paul B. Qually               8/30/96               21,378
                             7/24/96              106,879                 128,257              0.028518107          0.030006415

                                  Page 1


                                                                                                                    STOCK LEDGER
IRA FBO David F.
Ballett OLISC as
Custodian IRA
Rollover Account             8/30/96              122,160                 122,160              0.027162432          0.028579969

David F. Ballett             7/24/96               45,456                  45,456              0.010106677          0.010834482

Kristie M. Anderson          8/29/97               15,000
                                                                           15,000              0.003335269          0.003509331

Daniel B. Anderson           8/29/97               15,000
                                                                           15,000              0.003335269          0.003509331

Mark B. Anderson             8/29/97               15,000
                                                                           15,000              0.003335269          0.003509331

Lawrence Sorrel              7/24/96               90,908                  90,908              0.020213732          0.021266649
Priscilla Newman             7/24/96               16,162                  18,182              0.004042701          0.004253777
Rudolph Rupert               7/24/96               90,909                  90,909              0.020213732          0.021268649
D. Scott Mackesy             7/24/96               22,727                  22,727              0.008063377          0.005317104

M. Carol Smith               6/25/97               45,000                  45,000              0.010005807          0.010527992

Nathan J. Teburn             8/11/97               16,875                  16,875              0.003752176          0.003947997

Wayne E. Denton              12/6/97               33,750                  33,750              0.007504355          0.007895984

Ralph E. Spurgin              4/8/95              450,000                 450,000              0.100058073          0.105279919

Don J. Herron                7/29/96                1,250                   1,250              0.000277838          0.000292444

Kathleen S. Burgan           9/20/96               45,000                  45,000              0.010005807          0.010527992

The Laurel Canyon
Trust, Betty M.
Jones, Trustee               9/25/96               56,250                  56,250              0.012507259          0.01315000

Jay Looney                    4/1/99                2,500                   2,500              0.000555878          0.01315999

Patrick J. Sullivan          4/12/99               43,750                  43,750              0.009727968          0.010235548

Richard F. McMichael         5/17/99                2,500                   2,500              0.000555878          0.010235546

Treasury Shares                                                                 0                        0                    0

TOTAL ISSUED AND
OUTSTANDING SHARES                                                    427,431,940                                          100%

TOTAL UNISSUED
SHARES                                                                 22,588,080

TOTAL AUTHORIZED
SHARES 450,000,000                                                    450,000,000

STOCK WARRANTS AND
EMPLOYEE STOCK
OPTION PLAN:

JCP Telecom Systems,
Inc. Stock Warrants                             1,503,759
                                                                        1,503,759              0.334362728

ADSC Employee Stock                      Exercised & issued
Option Plan -                            shares (-45,000 -
6,270,000 +                              10,875 - 33,750 -
6,730,000 +                              450,000 - 1,250 -
6,500,000 =                              45,000 - 58,250 -
21,500,000 as of                         2,500 - 43,750 -              20,803,125              4.825801325
12/1/98                                  2,500)

TOTALLY FULLY
DILUTED SHARES                                                        449,738,824                      100%

REMAINING UNISSUED
UNALLOCATED
AUTHORIZED SHARES                                                         261,176

TOTAL AUTHORIZED
SHARES 450,000,000                                                    450,000,000


                                                                      450,000,000


                                 SCHEDULE 204(b)

All subsidiaries are 100% owned by Alliance Data Systems Corporation. All shares of the U.S. subsidiaries and 65% of the shares of non U.S. subsidiaries have been pledged as collateral pursuant to the credit agreement with J. P. Morgan dated July 24, 1998.

                                                                                    TOTAL ISSUED AND
                                        TOTAL AUTHORIZED                            OUTSTANDING SHARES         ALL SHARES
SUBSIDIARY                              CAPITAL STOCK         PAR VALUE             OF CAPITAL STOCK           OWNED BY
----------                              ----------------      ---------             ------------------         ----------
ADS Alliance Data Systems, Inc.                 1,000           $  1.00               10 shares                ADSC

World Financial Network National Bank       1,000,000           $100.00            175,000 shares              ADSC

Harmonic Systems Incorporated                   1,000           $   .01               100 shares               ADSC

Harmonic Technology Licensing, Inc.            50,000           $   .01              1,000 shares              Harmonics
                                                                                                               Systems
                                                                                                               Incorporated

Loyalty Management Group, Inc.              unlimited            No par              1,000 shares              ADSC

LMG Travel Services Ltd.                    unlimited            No par                 1 share                Loyalty
                                                                                                               Management
                                                                                                               Group, Inc.

Alliance Data Systems
  (New Zealand) Limited                       402,325           $  1.00          402,325 ordinary shares       ADSC
                                            4,827,900           $  1.00        4,827,900 preference shares     ADSC

ADS Reinsurance Ltd.                          120,000           $  1.00              120,000 shares            ADSC

                                SCHEDULE 2.04(c)

21,500,000   shares have been allocated to the Alliance Data Systems Employee
             Stock Option Plan

   696,875 shares have been issued pursuant to the Alliance Data Systems Employee Stock Option Plan

Options are issued and outstanding to acquire 20,386,375 shares under the
             Alliance Data Systems Employee Stock Option Plan

Right To Participate In Co Sale Agreement between Welsh Carson Anderson & Stowe VII, L.P., WCAS Capital Partners II, L.P., and JCP Telecom Systems, Inc. dated January 24, 1996

Stock Purchase Warrant to Purchase Common Stock of World Financial Network Holding Corporation issued to JCP Telecom Systems, Inc. dated August 30, 1996 (1,503,759 shares reserved for issuance)

Stockholders Agreement dated as of January 31, 1996 among World Financial Network Holding Corporation, Limited Commerce Corp., Welsh, Carson, Anderson & Stowe VII, L.P. and the several investors named in Annex I hereto

Amended and Restated Stockholders Agreement dated as of August 30, 1996 among World Financial Network Holding Corporation, Limited Commerce Corp., Welsh, Carson, Anderson & Stowe VII, L.P. and the several other WCAS Investors named in Annex I hereto, as amended in the Amendment to Amended and Restated Stockholders Agreement dated July 24, 1998 and the Amendment to Amended and Restated Stockholders Agreement dated as of August 31, 1998

                                SCHEDULE 2.05(b)

                       MATERIAL OBLIGATIONS OR LIABILITIES


None

                                    EXHIBIT B

                    FORM OF STOCKHOLDERS AGREEMENT AMENDMENT


See Tab 3